Exhibit 10.3

CONSENT AND FIRST AMENDMENT

This Consent and First Amendment (“Amendment”) dated as of January 31, 2013 is by and among Hi-Crush Partners LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto, and Amegy Bank National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and Amegy Bank National Association, as Administrative Agent, as issuing lender (in such capacity, the “Issuing Lender”), and as swing line lender (in such capacity, the “Swing Line Lender”), are parties to the Credit Agreement dated as of August 21, 2012 (the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to provide certain consents and make certain amendments to the Credit Agreement as provided for herein, subject to the conditions herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement, as amended by this Amendment.

Section 2. Consent. The Administrative Agent and the undersigned Lenders hereby consent to the amendment and restatement of the partnership agreement of the Borrower in the form of the Amended Partnership Agreement (as defined below). The consent by the Administrative Agent and the undersigned Lenders described in this Section 2 is contingent upon the satisfaction of the conditions precedent set forth below in this Amendment. Such consent is limited to the extent described herein and, except as expressly provided herein, shall not be construed to be a consent to or a waiver of any term, provision, covenant, warranty or agreement contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future Defaults or Events of Default that may exist with respect to the Credit Agreement or any other provision of any Credit Document. The failure of the Administrative Agent or the Lenders to give notice to the Borrower or the Guarantors of any Defaults or Events of Default that may exist is not intended to be nor shall be a waiver thereof.

Section 3. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term in its appropriate alphabetical order:

“Augusta” means Hi-Crush Augusta LLC, a Delaware limited liability company.

“Augusta Drop Down” means the acquisition by one or more Credit Parties of the preferred units of Augusta substantially on the terms described in that certain Indicative Summary Term Sheet for Preferred Equity Interest delivered to the Lenders on December 18, 2012 for total consideration not exceeding (a) $37,500,000 in cash and (b) 3,750,000 Convertible Class B Units of the Borrower.

(b) Section 1.1 of the Credit Agreement is hereby amended by restating the following defined terms in their entirety:

“Drop Down Acquisition” means the acquisition by one or more Credit Parties, in a single transaction or in a series of related transactions, of property or assets (including Equity Interests) from any Hi-Crush Proppants Entity, so long as the property or assets being acquired is engaged or used (or intended to be used), as applicable, primarily in the frac sand excavation, processing and transportation business, including, without limitation, the Augusta Drop Down.

“Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of Hi-Crush Partners LP.

(c) Section 1.1 of the Credit Agreement is hereby amended by restating clause (c) of the defined term “EBITDA” in its entirety as follows: “(c) cash dividends or distributions received (or, in the case of the preferred units of Augusta, declared so long as such cash is received prior to delivery of the Financial Statements for such period in accordance with Section 5.2) by the Credit Parties from any Permitted Investments pursuant to Section 6.3(k) or (l)”.

(d) Section 6.3(k) of the Credit Agreement is hereby restated in its entirety as follows:

(k) (i) the Augusta Drop Down; provided that, (A) such Investment is consummated on or before March 31, 2013, (B) all of the Equity Interests of Augusta owned by any Credit Party are pledged to the Administrative Agent pursuant to the Security Agreement, (C) no Event of Default shall have occurred or be continuing or would result from such Investment, and (D) the Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenants in Section 6.16 and 6.17 after giving effect to such Investment; and

(ii) Investments consisting of Equity Interests of entities which are not Subsidiaries of any Credit Party; provided that, (A) the aggregate amount of such Investments at any time outstanding does not exceed an amount equal to the sum of $10,000,000 plus the aggregate amount of such Investments financed with Equity Issuance Proceeds, (B) such Investment is substantially related to the business of the Borrower and its Subsidiaries, taken as a whole, and is not hostile, (C) all of the Equity Interests of such joint venture entity owned by any Credit Party are pledged to the Administrative Agent pursuant to the Security Agreement, except to the extent that such pledge would be prohibited under such entity’s Organization Documents, (D) no Event of Default shall have occurred or be continuing or would result from such Investment, and (E) the Borrower and its Subsidiaries shall be in pro forma compliance with the financial covenants in Section 6.16 and 6.17 after giving effect to such Investment; and

Section 4. Conditions to Effectiveness. This Amendment shall become effective when (a) the Administrative Agent shall have received duly executed counterparts of this Amendment executed by the Borrower and the Majority Lenders, (b) the Guarantors shall have reaffirmed the Guaranty by signing the attached Acknowledgment and Reaffirmation and (c) the Administrative Agent shall have received a secretary’s certificate from the Borrower certifying the Second Amended and Restated Agreement of Limited Partnership of the Borrower (the “Amended Partnership Agreement”).

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Credit Parties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain true and correct in all material respects as of such earlier date; and

(b) no Default or Event of Default has occurred and is continuing.

Section 6. Effect of Amendment.

(a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Lender, the Swing Line Lender or the Administrative Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

(b) Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c) This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(d) Except as specifically modified above, the Credit Agreement and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Section 7. Governing Law. THIS AMENDMENT SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or other electronic means of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

HI-CRUSH PARTNERS LP

By:	Hi-Crush GP LLC, its general partner

By:	/s/ James M. Whipkey
Name:	James M. Whipkey
Title:	Co-Chief Executive Officer and President

Signature Page to Consent and First Amendment to Credit Agreement

Hi-Crush Partners LP

ADMINISTRATIVE AGENT:

AMEGY BANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent and a Lender

By:	/s/ Brad Ellis
Name:	Brad Ellis
Title:	Senior Vice President

Signature Page to Consent and First Amendment to Credit Agreement

Hi-Crush Partners LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ David Barton
Name:	David Barton
Title:	Director

Signature Page to Consent and First Amendment to Credit Agreement

Hi-Crush Partners LP

MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Consent and First Amendment to Credit Agreement

Hi-Crush Partners LP

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Consent and First Amendment to Credit Agreement

Hi-Crush Partners LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Michael D. Spaight
Name:	Michael D. Spaight
Title:	Associate

Signature Page to Consent and First Amendment to Credit Agreement

Hi-Crush Partners LP

ACKNOWLEDGMENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) acknowledges receipt of a copy of the foregoing Consent and First Amendment dated as of January 31, 2013 (the “Amendment”) among Hi-Crush Partners, a Delaware limited partnership (the “Borrower”), the lenders party thereto, and Amegy Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”) and (b) ratifies, confirms, and acknowledges that its obligations under the Guaranty Agreement dated as of August 21, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by the Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Acknowledgment and Reaffirmation do not indicate or establish an approval or consent requirement by the Guarantors in connection with the execution and delivery of amendments to the Credit Agreement (as defined in the Guaranty) or any of the other Credit Documents (as defined in the Credit Agreement referred to in the Guaranty).

HI-CRUSH WYEVILLE LLC
HI-CRUSH CHAMBERS LLC
HI-CRUSH OPERATING LLC
HI-CRUSH RAILROAD LLC

Each By:	/s/ James M. Whipkey
Name:	James M. Whipkey
Title:	Co-Chief Executive Officer and President